UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Check the appropriate box:

[ ]	Preliminary Information Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X]	Definitive Information Statement

S.E. ASIA TRADING COMPANY, INC.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box)

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

INFORMATION STATEMENT
OF
S.E. ASIA TRADING COMPANY, INC.
7900 Glades Road, Suite 420
Boca Raton, Florida 33434

We Are Not Asking You For A Proxy And You Are Requested Not To Send Us A Proxy.

This Information Statement is first being furnished on or about November 7, 2006 to the holders of record as of the close of business on October 30, 2006 (the “Record Date”) of the common stock of S.E. Asia Trading Company, Inc., a Nevada corporation (the “Company”).

The Board of Directors of the Company has approved, and a total of six (6) stockholders who own 97% the current issued and outstanding shares of the Company’s common stock that are entitled to vote on these actions as of October 30, 2006, have consented in writing to the actions described below. The shares of the Company’s capital stock entitled to vote on these actions are hereinafter referred to as the “Voting Shares.” Such approval and consent constitute the approval and consent of a majority of the total number of the Voting Shares and are sufficient under the Nevada Revised Statutes and the Company’s Bylaws to approve the action. Accordingly, the action will not be submitted to the other stockholders of the Company for a vote, and this Information Statement is being furnished to stockholders to provide them with certain information concerning the action in accordance with the requirements of the Securities Exchange Act of 1934 and the regulations promulgated thereunder, including Regulation 14C.

ACTION BY BOARD OF DIRECTORS
AND
CONSENTING STOCKHOLDERS

GENERAL

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Company’s common and preferred stock.

The Company will only deliver one Information Statement to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. Upon written or oral request, the Company will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address:

S.E. Asia Trading Company, Inc.
c/o Adam Wasserman
7900 Glades Road, Suite 420
Boca Raton, Florida 33434

INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to the Company’s Bylaws and the Nevada Revised Statutes, a vote by the holders of at least a majority of the outstanding shares of the Company entitled to vote (the “Voting Shares”) is required to effect the action described herein. The Company’s Articles of Incorporation does not authorize cumulative voting. As of the Record Date, there were 41,280,000 issued and outstanding shares of common stock (“Common Stock”).  The Common Stock constitutes the outstanding class of voting securities of the Company.  Each share of Common Stock entitles the holder to one (1) vote on all matters submitted to the stockholders. Pursuant to Section 78.320 of the Nevada Revised Statutes, six (6) consenting stockholders voted in favor of the actions described herein in a joint written consent, dated October 27, 2006, attached hereto as Exhibit 1. No consideration was paid for the consents of the stockholders. The consenting stockholders’ names, affiliations with the Company, and their beneficial holdings are summarized follows:

Common Stockholders	Affiliation	Number of Voting Shares	Percentage of Voting Shares
Liu Zhong Yi	Common Stockholder, Director, President and Chief Executive Officer	18,782,400	70.00%
Song Zhenghong	Common Stockholder and Director	6,708,000	16.25%
Xian Wenli	Common Stockholder and Director	1,341,600	3.25%
Genesis Technology Group, Inc.	Common Stockholder	6,736,896	16.32%
Joshua Tan	Common Stockholder	3,170,304	7.68%
Genesis Equity Partners LLC (1)	Common Stockholder	3,302,400	8.00%
Total		128,175,520	97.00%
____________
(1)
These shares are held by Genesis Equity Partners, LLC (“GEP”), a 51% owned subsidiary of Genesis Technology Group, Inc. (“GTEC”). Gary L. Wolfson is the managing member of GEP as well as the Chief Executive Officer and Chairman of the Board of GTEC.

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INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None.

PROPOSALS BY SECURITY HOLDERS

None.

DISSENTERS’ RIGHT OF APPRAISAL

None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of October 30, 2006 with respect to the beneficial ownership of the outstanding shares of the Company’s capital stock by (i) each person known by the Company who will beneficially own five percent (5%) or more of the outstanding shares; (ii) the officers and directors of the Company; and (iii) all the aforementioned officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of October 30, 2006 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 41,280,000 common shares issued and outstanding on a fully converted basis as of October 30, 2006.

Name of Beneficial Owner and Address (1)	Number of Shares of Common Stock Beneficially Owned (2)		Percent of Shares of Common Stock Beneficially Owned (2)
Liu Zhong Yi	18,782,400		45.50%
Song Zhenghong	6,708,000		16.25%
Xian Wenli	1,341,600		3.25%
Genesis Technology Group, Inc.	6,736,896		16.32%
Joshua Tan	3,170,304	(3)	7.68%
Genesis Equity Partners LLC	3,302,400	(4)	8.00%
Ian Ashley	0		0%
Li Ping	0		0%
Liu Jin	0		0%
Mel Rothberg	0		0%
Caeli W. Widger	0		0%
Adam Wasserman	0		0%
All Executive Officers and Directors as a Group (9 persons)	26,832,000		65.00%
____________
(1)	Unless otherwise indicated, the address of the beneficial owner will be c/o Lotus Pharmaceutical International, Inc., 7900 Glades Road, Suite 420, Boca Raton, Florida 33434.

(2)	Percentage of common stock beneficially owned is based on a total of 41,280,000 shares of the Company’s common stock outstanding as of the Record Date.

(3)	Joshua Tan’s address is Suite 310, Building B, Ideal Plaza, No. 3 Danling Street, Haidian District Beijing 100080, China

(4)	Gary L. Wolfson is the manager of Genesis Equity Partners, LLC (“GEP”), and exercises sole voting and investment control over such shares.

CHANGE IN CONTROL

The Board of Directors of the Company is aware that there has been a change in control of the Company.

On September 6, 2006, the Company executed a Share Exchange Agreement (“Exchange Agreement”) by and among Lotus Pharmaceutical International, Inc., a Nevada corporation (“Lotus”), and the stockholders of 100% of Lotus’ common stock, on the one hand, and the Company and a majority of the Company’s stockholders, on the other hand. Separately, Lotus has entered into consulting service agreements and equity-related agreements with Beijing Liang Fang Pharmaceutical Co., Ltd. (“Liang Fang”) and Beijing En Zhe Jia Shi Pharmaceutical Co., Ltd. (“En Zhe Jia”), both of which are limited liability companies headquartered in the People’s Republic of China (“PRC”) and organized under the laws of the PRC.

In connection with the Exchange Agreement: (i) effective September 28, 2006, Thomas Miller resigned as our President, CEO and sole director; (ii) effective September 28, Liu Zhong Yi, Ian Ashley, Li Ping, Liu Jin, Mel Rothberg, Song Zhenghong, Caeli W. Widger and Xian Wenli were appointed as members of the Company’s Board of Directors; and (iii) effective September 28, 2006, Liu Zhong Yi was appointed as the Chief Executive Officer and Adam Wasserman was appointed as the Chief Financial Officer of the Company.

A more detailed description of the above transactions can be found in the Company’s Current Report on Form 8-K filed with the SEC on October 5, 2006.

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NOTICE TO STOCKHOLDERS OF ACTION APPROVED BY CONSENTING STOCKHOLDERS

The following action was taken based upon the unanimous recommendation of the Company’s Board of Directors (the “Board”) and the written consent of the consenting stockholders:

ACTION 1
AMENDMENT TO THE ARTICLES OF INCORPORATION TO
CHANGE THE CORPORATION’S NAME TO “LOTUS PHARMACEUTICALS, INC.”

The Board and the consenting stockholders unanimously adopted and approved an amendment to the Company’s Articles of Incorporation to change the Company’s name to Lotus Pharmaceuticals, Inc. (the “Name Change”).

The Name Change will be implemented by filing a Certificate of Amendment with the Secretary of State of the State of Nevada (“Certificate of Amendment”). The text of the Certificate of Amendment is attached to this Information Statement as Exhibit A of the resolutions approving the Name Change, which are attached to this Information Statement as Exhibit 1. The Certificate of Amendment will become effective once it is filed with the Secretary of State of Nevada. Under federal securities laws, the Company cannot file the Certificate of Amendment until at least 20 days after mailing this Information Statement to our stockholders.

The Board and the consenting stockholders believe that the Name Change is in the Company’s best interest because it better reflects its current operations and business strategy. Upon filing the Certificate of Amendment, the Company’s name will change to Lotus Pharmaceuticals, Inc.

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EXHIBIT 1

JOINT WRITTEN CONSENT
OF THE
BOARD OF DIRECTORS
AND
MAJORITY STOCKHOLDERS
OF
S.E. ASIA TRADING COMPANY, INC.
a Nevada Corporation

The undersigned, being all of the members of the Board of Directors and the holders of at least a majority of the outstanding capital stock of S.E. Asia Trading Company, Inc., a Nevada corporation (the “Corporation”), acting pursuant to the authority granted by Sections 78.315 and 78.320 of the Nevada Revised Statutes, and the By-Laws of the Corporation, do hereby adopt the following resolutions by written consent as of October 27, 2006:

AMENDMENT TO ARTICLES OF INCORPORATION
(NAME CHANGE)

WHEREAS, it is proposed that the Corporation amend its Articles of Incorporation to change the name of the Corporation to “Lotus Pharmaceuticals, Inc.;”

WHEREAS, the Board deems it to be in the best interests of the Corporation and its stockholders that this action be taken by joint written consent of the Board and the stockholders in lieu of a special meeting of the Board and the stockholders;

WHEREAS, subject to and in compliance with Rule 10b-17 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), it is deemed to be in the best interests of the Corporation and its stockholders that a record date of October 30, 2006 (the “Record Date”) be set for the Certificate of Amendment;

NOW, THEREFORE, BE IT RESOLVED, that the Articles of Incorporation of the Corporation be amended as set forth in the Certificate of Amendment attached hereto as Exhibit A;

RESOLVED FURTHER, that the Certificate of Amendment be, and hereby is, approved and adopted in all material respects;

RESOLVED FURTHER, that the Record Date for the Certificate of Amendment be, and hereby is, October 30, 2006;

RESOLVED FURTHER, that any officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to execute and file with the Securities and Exchange Commission a Schedule 14C Information Statement (the “Schedule 14C”) informing the stockholders of the Corporation who are not signatory hereto of the action taken hereby;

RESOLVED FURTHER, that, upon effectiveness of the Schedule 14C, any officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to execute and file with the Secretary of State of the State of Nevada the Certificate of Amendment, in accordance with applicable law;

RESOLVED FURTHER, that any officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to take such further action and execute and deliver any additional agreements, instruments, certificates, filings or other documents and to take any additional steps as any such officer deems necessary or appropriate to effectuate the purposes of the foregoing resolutions;

RESOLVED FURTHER, that any action or actions heretofore taken by any officer of the Corporation for and on behalf of the Corporation in connection with the foregoing resolutions are hereby ratified and approved as the actions of the Corporation.

This Joint Written Consent shall be added to the corporate records of this Corporation and made a part thereof, and the resolutions set forth above shall have the same force and effect as if adopted at a meeting duly noticed and held by the Board of Directors and the stockholders of this Corporation. This Joint Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single Joint Written Consent.

MAJORITY STOCKHOLDERS

/s/ Liu Zhong Yi	/s/ Song Zhenghong
Liu Zhong Yi	Song Zhenghong

Shares: 18,782,400 shares of Common Stock	Shares: 6,708,000 shares of Common Stock
Date: October 27, 2006	Date: October 27, 2006

/s/ Xian Wenli	/s/ Joshua Tan
Xian Wenli	Joshua Tan

Shares: 1,341,600 shares of Common Stock	Shares: 3,170,304 shares of Common Stock
Date: October 27, 2006	Date: October 27, 2006

Genesis Technology Group, Inc.	Genesis Equity Partners, LLC

/s/ Gary L. Wolfson	/s/ Gary L. Wolfson
By: Gary L. Wolfson	By: Gary L. Wolfson
Its: Chairman and Chief Executive Officer	Its: Managing Member
Shares: 6,736,896 shares of Common Stock	Shares: 3,302,400 shares of Common Stock
Date: October 27, 2006	Date: October 27, 2006

[REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

DIRECTORS

/s/ Liu Zhong Yi	/s/ Song Zhenghong
Liu Zhong Yi	Song Zhenghong
Date: October 27, 2006	Date: October 27, 2006

/s/ Xian Wenli	/s/ Liu Jin
Xian Wenli	Liu Jin
Date: October 27, 2006	Date: October 27, 2006

/s/ Li Ping	/s/ Ian Ashley
Li Ping	Ian Ashley
Date: October 27, 2006	Date: October 27, 2006

/s/ Mel Rothberg	/s/ Caeli W. Widger
Mel Rothberg	Caeli W. Widger
Date: October 27, 2006	Date: October 27, 2006

EXHIBIT A

CERTIFICATE OF AMENDENT OF
ARTICLES OF INCORPORATION FOR
NEVADA PROFIT CORPORATIONS

1.	Name of corporation:

The name of the corporation is S.E. Asia Trading Company, Inc.

2.	The articles have been amended as follows:

I.	Name of corporation:

The name of the corporation is Lotus Pharmaceuticals, Inc.

3.
The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of this amendment is: 97%.

4.	Effective date of filing: Not applicable.

5.	OfficerSignature:

/s/ Liu Zhong Yi
Liu Zhong Yi
Chief Executive Officer